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                            AIM DEVELOPING MARKETS FUND
                    SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM DEVELOPING MARKETS FUND (THE "FUND"):

Effective June 1, 1998, Francesco Bertoni was named a Portfolio Manager for the Fund. Mr. Bertoni has been a Portfolio Manager for INVESCO (NY), Inc. (the "Sub-adviser") since June 1998 and the Investment Director of INVESCO Asset Management Ltd. (London) ("INVESCO London"), an affiliate of the Sub-adviser, since 1994. Mr. Bertoni joined INVESCO London as a Portfolio Manager in the European equity team in 1990. He moved on to the international equity team in 1993 and became responsible for Global Emerging Markets products in 1995. Cheng-Hock Lau remains the other Portfolio Manager for the Fund.

                                                                    June 5, 1998